Exploration and evaluation assets	12 Months Ended
Dec. 31, 2022
Exploration And Evaluation Assets [Abstract]
Exploration and evaluation assets [Text Block]

10. Exploration and evaluation assets

The Company's exploration and evaluation ("E&E") assets consist of its wholly owned exploration properties in Mali. The Company's existing exploration licenses in Mali are set to expire in 2023 and, as of December 31, 2022, the Company's intention is to not renew these licenses. As such, the Company assessed the fair value of its E&E assets and determined the recoverable amount of these assets to be nil at December 31, 2022. Accordingly, the Company recognized an impairment loss on its E&E assets of $1.6 million during the year ended December 31, 2022.